SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 28, 2017

IBERIABANK CORPORATION

(Exact name of Registrant as Specified in Charter)

Louisiana	0-25756	72-1280718
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 West Congress Street, Lafayette, Louisiana 70501

(Address of Principal Executive Offices)

(337) 521-4003

Registrant’s telephone number, including area code

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On February 28, 2017, IBERIABANK Corporation (“IBKC”), the holding company for IBERIABANK, entered into a Stock Purchase Agreement (the “Purchase Agreement”) with Banco de Sabadell, S.A. (“Banco Sabadell”) and Sabadell United Bank, N.A., a wholly owned subsidiary of Banco Sabadell (“Sabadell United”). Pursuant to the Purchase Agreement, IBKC will acquire all of the issued and outstanding shares of common stock of Sabadell United from Banco Sabadell (the “Acquisition”), after which time Sabadell United will merge with and into IBERIABANK. In consideration for the Acquisition, IBKC will pay Banco Sabadell $803,113,980 in cash and issue 2,610,304 shares of IBKC common stock, subject to certain adjustments, including a limitation on issuing an amount of IBKC common stock that exceeds 4.9% of the number of shares of IBKC common stock that will be issued and outstanding immediately following the Acquisition, in which case cash will be substituted for such excess shares.

The Purchase Agreement contains customary representations and warranties from both IBKC and Banco Sabadell, and each party has agreed to customary covenants, including, among others, covenants relating to the conduct of Sabadell United’s business during the interim period between the execution of the Purchase Agreement and the completion of the Acquisition. IBKC has agreed to use its reasonable best efforts to prepare and file all applications, notices and other documents to obtain all necessary consents and approvals for consummation of the transactions contemplated by the Purchase Agreement.

The completion of the Acquisition is subject to certain customary closing conditions, including, among others, (a) the receipt of requisite regulatory approvals without the imposition of a materially burdensome regulatory condition, (b) the accuracy of the representations and warranties of the other parties, subject to certain materiality thresholds, (c) material compliance by the other parties with their obligations under the Purchase Agreement, (d) the absence of any injunction prohibiting the completion of the Acquisition and (d) the approval for listing on NASDAQ of the shares of IBKC common stock to be issued in the transaction. The Purchase Agreement also contains customary indemnification rights for transactions of this type of each of IBKC and Banco Sabadell, including with respect to breaches of representations, warranties or covenants and certain other specified matters. Certain of the indemnification obligations of each party are subject to deductible amounts and caps and other limitations on liability.

The foregoing description of the Purchase Agreement is included to provide you with information regarding its terms. It does not purport to be complete and is qualified in its entirety by reference to the complete text of the Purchase Agreement, which will be filed by IBKC at a later time. The foregoing description should also be read in conjunction with the other information regarding IBKC and Sabadell United, their respective affiliates or their respective businesses, that may be contained in Forms 10-K, Forms 10-Q and other filings that IBKC may make with the Securities and Exchange Commission (the “SEC”).

Item 3.02 Unregistered Sales of Equity Securities

The information provided in Item 1.01 above is incorporated herein by reference in its entirety.

Item 7.01	Regulation FD Disclosure

On February 28, 2017, IBKC issued a press release announcing the execution of the Purchase Agreement. A copy of the press release is attached hereto as Exhibit 99.1. In addition, IBKC provided supplemental information regarding the proposed transaction in connection with presentations to analysts and investors. Beginning on February 28, 2017, IBKC intends to make the written presentation available to investors, and post it on the “Investor Relations” page of its internet website (www.iberiabank.com). In addition, the supplemental information will be discussed during a conference call on February 28, 2017. IBKC is not undertaking any obligation to update this presentation. The written presentation is attached hereto as Exhibit 99.2.

Item 8.01 Other Events

IBKC has also announced that it will shortly commence a follow-on offering of $500,000,000 of its common stock.

Item 9.01	Financial Statements and Exhibits

Exhibit 99.1	-	Press Release dated February 28, 2017, announcing the Purchase Agreement between IBKC, Banco Sabadell and Sabadell United—furnished pursuant to Item 7.01 as part of this Current Report on Form 8-K and is not to be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section.

Exhibit 99.2	-	Supplemental Information dated February 28, 2017, regarding the Purchase Agreement between IBKC, Banco Sabadell and Sabadell United—furnished pursuant to Item 7.01 as part of this Current Report on Form 8-K and is not to be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section.

Caution About Forward-Looking Statements

This Current Report contains “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. In general, forward-looking statements usually use words such as “may,” “believe,” “expect,” “anticipate,” “intend,” “will,” “should,” “plan,” “estimate,” “predict,” “continue” and “potential” or the negative of these terms or other comparable terminology, including statements related to the expected timing of the closing of the proposed Acquisition, the expected returns and other benefits of the proposed Acquisition to shareholders, expected improvement in operating efficiency resulting from proposed transactions, estimated expense reductions resulting from the transactions and the timing of achievement of such reductions, the impact on and timing of the recovery of the impact on tangible book value, and the effect of the proposed transactions on IBKC’s capital ratios. Forward-looking statements represent management’s beliefs, based upon information available at the time the statements are made, with regard to the matters addressed; they are not guarantees of future performance. Forward-looking statements are subject to numerous assumptions, risks and uncertainties that change over time and could cause actual results or financial condition to differ materially from those expressed in or implied by such statements.

Factors that could cause or contribute to such differences include, but are not limited to, the possibility that expected benefits may not materialize in the time frames expected or at all, or may be more costly to achieve; that the proposed transactions may not be timely completed, if at all; that prior to completion of the proposed transactions or thereafter, the parties’ respective businesses may not perform as expected due to transaction-related uncertainties or other factors; that the parties are unable to implement successful integration strategies; that the required regulatory or other closing conditions are not satisfied in a timely manner, or at all; reputational risks and the reaction of the parties’ customers to the proposed transactions; diversion of management time to Stock Sale and merger-related issues; and other factors and risk influences contained in the cautionary language included under the headings “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” in IBKC’s Form 10-K for the fiscal year ended December 31, 2016, and Forms 10-Q for the quarters ended March 31, 2016, June 30, 2016, September 30, 2016 and other documents subsequently filed by IBKC with the SEC. Consequently, no forward-looking statement can be guaranteed. IBKC does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. For any forward-looking statements made in this Current Report, the exhibits thereto or any related documents, IBKC claims protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned, hereunto duly authorized.

IBERIABANK CORPORATION

DATE: February 28, 2017	By:	/s/ Anthony J. Restel
Anthony J. Restel
Senior Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number

99.1	Press Release dated February 28, 2017, announcing the Purchase Agreement between IBKC, Banco Sabadell and Sabadell United—furnished pursuant to Item 7.01 as part of this Current Report on Form 8-K and is not to be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section.

99.2	Supplemental Information dated February 28, 2017, regarding the Purchase Agreement between IBKC, Banco Sabadell and Sabadell United—furnished pursuant to Item 7.01 as part of this Current Report on Form 8-K and is not to be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section.